NUMBER                                                                 SHARES
-------------                                                     -------------


                            REGIONAL BANKSHARES, INC.

                   ORGANIZED UNDER THE LAWS OF SOUTH CAROLINA



This  certifies  that  _________________________________________________  is the
owner of ___________________________________________ shares of the COMMON STOCK,
$1.00 Par Value, of Regional Bankshares, Inc., fully paid and nonassessable transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly indorsed.

In witness whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its facsimile seal to be hereunto affixed.

Dated:
      -----------------

                                  [SEAL]
-----------------------------                   --------------------------------
         Secretary                                        President



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

The Corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations, and relative rights of the shares of each class authorized to be issued and, if the Corporation is authorized to issue any preferred or special class in series, the variations in the relative rights and preferences between the shares or each such series so far as the same have been fixed and determined, and the authority of the board of directors to fix and determine the relative rights and preferences of other series.

NOTICE. THE SIGNATURE ON THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

     FOR VALUE RECEIVED,__________________ hereby sell, assign and transfer unto


________________________________________________________________________________
     Please print or typewrite name and address of Assignee

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________



______________________________________________
Social security or other taxpayer
identifying number of assignee

the shares represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

    Dated_____________, 20__          X_________________________________________


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